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                                                                    EXHIBIT 10.8


NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
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         NOVELL NE 1000, NE 1500T, NE2000, NE2000T, NE2100, AND NE3200

                        NIC TECHNOLOGY LICENSE AGREEMENT

                                    BETWEEN

                        NOVELL, INC. AND MICRODYNE, INC.




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         NOVELL NE 1000, NE 1500T, NE2000, NE2000T, NE2100, AND NE3200

                        NIC TECHNOLOGY LICENSE AGREEMENT

                                    BETWEEN

                        NOVELL, INC. AND MICRODYNE, INC.


         AGREEMENT entered into between Novell, Inc., a Delaware corporation principally located at 122 East 1700 South, Provo, UT ("Novell"), and Microdyne, Inc., a Delaware corporation principally located at 207 South Payton Street, Alexandria, VA ("Microdyne").

1 TERM. The term of this Agreement shall be for two (2) years from the date executed by Novell ("Effective Date") and shall automatically renew for additional one (1) year terms unless either party elects to terminate the Agreement by providing the other party 180 days or more prior written notice.

2        DEFINITIONS.

         2.1 Confidential Information. "Confidential Information" means the information and materials which are marked or noticed by either Novell or Microdyne as confidential or proprietary, and any trade secrets or know-how of Novell disclosed to Microdyne hereunder and related to the Products. Confidential Information shall not include any information that the receiving party can document is (i) already in the possession of the receiving party without obligation of confidence; (ii) independently developed by the receiving party without use of Confidential Information; or (iii) or becomes available to the general public without breach of this Agreement; or (iv) rightfully received by the receiving party from a third party without obligation of confidence; or (v) released for disclosure by the receiving party with the disclosing party's prior written consent.

         2.2 Deliverables. "Deliverables" means the items listed in Exhibit A. The Deliverables shall be shipped F.O.B. Novell's facilities. All title (except in intellectual property) and risk of loss shall pass to Microdyne upon delivery to Microdyne or its carrier.





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         2.3        Products.  "Products" means the Novell NE1000, NE1500T,
                    NE2000, NE2000T, NE2100, and NE3200 network interface cards, and the related Software, hardware and filmware provided by Novell to Microdyne under this Agreement.

         2.4 Software. "Software" means the computer programs identified in Exhibit A. "Software" does not include enhanced systems or applications software or any software other than the software necessary to make the Products operate.

3        GRANTS OF RIGHTS, RESTRICTIONS.

         3.1 Rights to Manufacture, Remanufacture, Support and Distribute. Subject to compliance with this Agreement, Novell grants Microdyne a non-exclusive, non-transferable world-wide license to use, enhance, modify, improve, manufacture, support, market, distribute and sell the Products. The right granted herein to manufacture the Products shall include the right to have the Products manufactured by third parties, except such right to manufacture the Software shall be limited to reproducing the Software in binary form only. The right to distribute the Products shall include the right to sublicense the Software in binary form only. all rights not expressly granted herein remain in Novell, including any right to sublicense the underlying technology of the Products and/or Software.

         3.2 Ownership of the Products. No title to or ownership of the Products or Novell Confidential Information, or any of the parts thereof, is transferred to Microdyne. Title to all applicable rights and patents, copyrights and trade secrets in the Products and Software furnished hereunder shall remain in Novell. Microdyne agrees to take appropriate action by instruction or agreement with its employees, agents, contractors and sublicensees who are permitted access to Novell technology to fulfill its obligations hereunder. EXCEPT AS SET FORTH HEREIN, OR AS MAY BE PERMITTED IN WRITING BY NOVELL, MICRODYNE SHALL NOT PROVIDE NOVELL SUPPLIED TECHNOLOGY OR ANY NOVELL CONFIDENTIAL INFORMATION TO ANY THIRD PARTY. IN THE EVENT MICRODYNE IS GRANTED ANY RIGHT TO SUBLICENSE ANY RIGHT HEREUNDER, MICRODYNE AGREES THAT IT SHALL ENTER INTO APPROPRIATE AGREEMENTS WITH SUBLICENSEES TO PROTECT NOVELL'S RIGHTS IN THE TECHNOLOGY.





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4        TRADEMARKS.

         4.1        License.  Conditional upon Microdyne's compliance with this
                    Section 4.1, Novell hereby grants to Microdyne a non-exclusive, world-wide license to use the Novell trademarks and designations identified in Exhibit G (the "Marks") solely in conjunction with marketing, distributing and sublicensing Products. Microdyne or its agents may use the Marks on such promotional display and advertising materials as may, in Microdyne's judgment, promote such Products. Microdyne may use the Marks with Microdyne's own marks after obtaining the prior written approval of Novell, which shall not unreasonably be withheld.

         4.2 Advertisements, Packaging and Promotional Material. The first article, advertising proof or mock-up of all advertisements, packaging and promotional materials using the Marks will be subject to Novell's prior review and approval. Microdyne agrees to send a copy of such to Novell Communications in Provo, Utah with a copy to Novell's Technology Law Group in Provo, Utah. Novell shall promptly review and respond to Microdyne's requests for approval and shall have a period of five business days to accept or reject such requests.

         4.3 Approvals. Microdyne acknowledges that it is of fundamental importance to Novell that the versions of Products (including Documentation) in connection with which Microdyne uses the Marks are of comparable quality to the NetWare products of Novell. Accordingly, Microdyne acknowledges that Novell retains the right to determine in its reasonable discretion whether the versions of Products in connection with which Microdyne uses the marks are comparable to Novell's standards of merchantability. In the event that Novell reasonably determines that Microdyne is no longer meeting accepted levels of quality, Novell agrees to so advise Microdyne and to provide Microdyne with reasonable guidance and a commercially reasonable time of no less than ninety (90) days to meet the above-referenced standards of quality and integrity.

         4.4 Reservation of Rights and Goodwill. Novell retains all rights in and to the Marks not expressly conveyed to Microdyne by this Section 4. Microdyne acknowledges that all goodwill which accrues in use of the Marks by Microdyne shall exclusively inure to the benefit of, and belong to, Novell. Microdyne has no rights of any kind whatsoever





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                               with respect to the Marks licensed under this
                               Agreement except to the extent of the license granted in Section 4.1

         4.5        No Registration by Microdyne.

                    4.5.1 Representation. Microdyne represents that there is no registration or application for any trademark and/or service mark which is the same as, or confusingly similar to, the Marks in any class and in any and all countries of the world, which is made by, on behalf and/or in the name of Microdyne.

                    4.5.2      Preexisting Registrations and Applications.
                               Upon Novell's request and at Novell's expense, and for the purpose of and to the extent necessary for use or registration of the Marks by Novell, Microdyne agrees to immediately assign over to Novell or, at the discretion of Novell withdraw, abandon, cancel, or otherwise transfer ownership and/or control (such transfer or control may be effected through exclusive license, consent or other similar agreements) of any trademark and/or service mark registration and/or application existing as of the Effective Date in any class, and in any and all countries of the world mad by, on behalf and/or in the name of Microdyne, or any officer, director, employee, agent, servant, with respect to any and all trademarks and/or service marks which are confusingly similar to the Marks.

                    4.5.3 Prospective Prohibition. Microdyne further agrees to refrain from filing any new trademark and/or service mark application(s) with regard to any specification in any class and in any country, for any trademark and/or service mark which is confusingly similar to the Marks, without the prior written consent of Novell. Novell shall consider in good faith any request of Microdyne to register the Marks in particular countries.

                    4.5.4 Subsidiaries & Affiliates. In the event that Novell discovers any person, employee, officer, director, agent, servant or juristic entity, each of which is controlled by, or under common control of, Microdyne has filed for, or obtained a registration of, or is otherwise using any trademark which is confusingly similar to Marks, Novell shall provide written




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                               notice of such to Microdyne.  Commencing upon
                               receipt of such notice, Microdyne agrees to exercise best efforts to cause such juristic entity to assign to, or otherwise provide Novell with an exclusive license for the Marks.

                    4.5.5 Resellers & Licensees. Microdyne agrees to exercise best efforts to incorporate into each agreement through which it sublicenses or sells Products provisions consistent with Section 4.5.

                    4.5.6 Confusing Similarity. For purposes of Section 4.5, whether a mark is "confusingly similar" shall be determined in accordance with the laws of the jurisdiction in which the question arises.

                    4.5.7 Survivability. The provisions of this Section 4.5, as they apply to Microdyne, shall survive any termination or expiration of this Agreement for a period of three (3) years after all of Microdyne's obligations under this Agreement are fulfilled.

         4.6 Protection of Rights. Microdyne shall assist Novell, at Novell's expense and to the extent reasonably necessary, to protect or to obtain protection for any of Novell's rights to the Marks. Novell, if it so desires, may commence or prosecute any applications to register the Marks in the name of Novell for the Marks throughout the world. Microdyne shall promptly notify Novell in writing of any known or suspected abuses of the Marks. Novell shall have the sole right to determine whether or not any action shall be taken on account of such uses by others. Novell shall not institute any suit or take any action on account of such use by others except with Novell's prior written consent.

         4.7 Recordation. Prior to using the Marks in any country outside of the United States, Microdyne agrees to provide written notice to Novell of such country. Based upon the notice, Novell may, where it deems appropriate in its sole discretion, effect recordation of Microdyne as a registered user of such mark in such country and/or recordation of the Agreement or other license agreements which meet appropriate local standards with appropriate authorities. Microdyne shall assist Novell as appropriate in carrying out such recording process. To defray Novell's expenses for charges imposed on Novell by such





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                    country and by local associated for the recording
                    activities contemplated above, Novell shall invoice Microdyne a recordal fee of $300 per country in which recordal is effected. Such invoice shall be payable to Novell within thirty (30) days after receipt of the applicable invoice. Upon the termination or expiration of this Agreement of Microdyne's right to use the Marks in any country to which this Section applies, Novell and Microdyne agree to execute any documents that may be necessary to restore Novell to its former position in all respects.

         4.8 Indemnification by Microdyne. Microdyne hereby agrees to indemnify and hold Novell harmless against any loss, liability, damage, cost or expense (including reasonable legal fees) arising out of any claims or suits, whatever their nature and however arising, which may be brought or made against Novell (i) by reason of Microdyne's material breach of this Section 4 and/or (ii) arising out of the use by Microdyne of the Marks in any manner whatsoever except in the form expressly licensed hereunder. In the vent Novell seeks indemnification under this Section 4.8, it shall immediately notify Microdyne, in writing, of any claim or proceeding brought against it for which it seeks indemnification hereunder. Microdyne shall have the sole control of the defense of the claim or proceeding and all negotiations for its settlement or compromise. In no event may Microdyne enter into any third party agreements which would in any manner whatsoever affect the rights of, or bind Novell in any manner to the third party, without the prior written consent of Novell.

         4.9 Indemnification by Novell. Novell hereby agrees to indemnify and hold Microdyne harmless against any loss, liability, damage, cost or expense (including reasonable legal fees) arising out of any claims or suits, whatever their nature and however arising, which may be brought or made against Microdyne arising out of the use by Microdyne of the Marks in the form expressly licensed hereunder. In the event Microdyne seeks indemnification under this
                    Section 4.9, it shall immediately notify Novell, in writing, of any claim or proceeding brought against it for which it seeks indemnification hereunder. In no event may Novell enter into any third party agreements which would in any manner whatsoever affect the rights of, or bind Microdyne in any manner to the third party, without the prior written consent of Microdyne. Novell shall have the sole control of the defense of the claim or proceeding and all negotiations for its settlement or





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                    compromise.  Novell reserves the right to replace or modify the Marks at any time should use of the Marks become, or in Novell's opinion be likely to become, the subject of an allegation or infringement.

5        TESTING AND CERTIFICATION.

         5.1 Testing. Microdyne agrees to submit each Product to Novell for testing. Microdyne acknowledges that the Products shall be subject to the testing and certification requirements of this Agreement whenever any functional revision is made to either Software or to the hardware of the Products. Testing and certification shall be controlled by the then current testing and certification policies and procedures of Novell Labs for co-labelled products and shall be subject to the charges applicable under the Novell Labs Program. Novell may request a copy of the then current testing and certification policies and procedures prior to submitting any of the Products for testing.

         5.2 Certification Requests. Novell shall only receive requests for testing and certification from a single designee within Microdyne at any given time. Microdyne acknowledges that Novell will handle all request for testing and certification on a first-come-first-served queuing basis. Novell agrees to treat Microdyne's request for testing and certification as it treats any other similar requests.





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6        CONSIDERATION.

         6.1 Per-Copy Royalty. Royalties to Novell will accrue for each copy of the Products sold, licensed or otherwise transferred by Microdyne in accordance with the royalties specified in Table 1 below and a minimum royalty as specified in Section 6.2 below.

         TABLE I - PER COPY ROYALTIES

             ==============================================================================
                      PRODUCT                                                ROYALTY
             ------------------------------------------------------------------------------
                   NE1000 (Single                                                $12.00
             ------------------------------------------------------------------------------
                  NE1000 (5-Pack)                                                $54.00
             ------------------------------------------------------------------------------
                  NE2000 (Single)                                                $19.00
             ------------------------------------------------------------------------------
                  NE2000 (5-Pack)                                                $85.50
             ------------------------------------------------------------------------------
                  NE2000T (Single)                                               $27.00
             ------------------------------------------------------------------------------
                  NE2000T (5-Pack)                                              $108.00
             ------------------------------------------------------------------------------
                  NE2100 (Single)                                                $19.00
             ------------------------------------------------------------------------------
                  NE1500T (Single)                                               $24.00
             ------------------------------------------------------------------------------
                  NE3200 (Single)                                               $200.00
             ==============================================================================

         6.2 Minimum Royalty. Microdyne agrees to pay to Novell a non-refundable minimum royalty of Two Million Dollars ($2,000,000). One Million Dollars ($1,000,000) of such shall be paid within ninety (90) days of execution of this Agreement, and the remainder ($1,000,000) of such shall be paid within one hundred eighty days. To the extent that actual earned royalties under this Agreement and all other agreements currently existing between the parties exceed such minimum royalty, Microdyne shall pay Novell for actual earned royalties in accordance with the respective agreements. To the extent that such minimum royalty exceeds the actual royalties paid under this and other agreements existing between the parties, such excess shall be known as prepaid royalties and shall be recoupable against future earned royalties during the term of this Agreement.

         6.3 Suggested Retail Prices and Discounts. Novell and Microdyne will jointly establish the suggested list prices and discounts for the






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                    Products.  All changes in the list prices for the Products will be subject to mutual agreement.

         6.4 Point of Sale Reports. Subject to this Section 6.4, Microdyne agrees to exercise its best efforts to bind its distribution customers to provide point of sales information for the Productions within ten (10) days of each calendar month to Microdyne and supply the information thereby obtained from its distributors to Novell within fifteen (15) days of each calendar month. In addition, Microdyne agrees to provide Novell a written point of sales report within forty-five (45) days at the end of each Novell quarter. The point of sales report will list the version of Products licensed or sold (by part number) directly by Microdyne to its customers and those resold by Microdyne's direct customers, the quantities of Product sold (by part number, and the zip code of the acquiring entity, if within the United States, or by country, if the acquiring entity is outside the United States). With respect to POS Reports from international distributors, Microdyne solely agrees to exercise best efforts to obtain the required information. The quarterly POS Reports described in this section shall not include the name of any Microdyne customer. A coy of the POS Report will be sent to the following Novell designees:

                               Kim Peyers                           Greg Fallon

                    Novell may change the foregoing designees at any time upon providing written notice to Microdyne.

         6.5 Time of Payment. Except as set forth above in Section 6.2, royalties shall accrue immediately upon the earlier to occur of delivery of the Products to a customer or Microdyne's invoicing the customer. Such royalties shall be paid to Novell no later than thirty (30) days after the end of each calendar month. Payments shall be sent to a Novell employee designated by Novell, or such other designee as, from time to time, substituted by Novell.

                    Payments not made within such thirty (30) day period shall bear interest at the lower of two and one-half percent (2 1/2%) per annum over the prime interest rate of the Chase Manhattan Bank of New York or the highest rate permitted under applicable law. Payments shall be in U.S. dollars and shall not be reduced by any withholding




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                    taxes or other governmental charges.  All such withholding taxes and charges shall be the responsibility of Microdyne.

         6.6 Charge Backs. Microdyne shall have the right to charge back Novell amounts previously paid or credited to Novell for reasonable returns and bad debt allowances.

         6.7 Audit. Microdyne agrees to keep and maintain true and accurate records regarding information and data reasonably necessary or required to compute and verify amounts payable by Microdyne hereunder. Microdyne further agrees to allow Novell to examine its records relating to Section 4 of this Agreement to determine compliance or noncompliance with this Agreement. Any examination shall be at the expense of Novell and shall be solely for the purposes of ensuring compliance with the royalty provisions of the Agreement. Examinations shall occur during regular business hours at Microdyne's offices and shall not interfere unreasonably with Microdyne's business activities. Examinations shall be made no more frequently than annually and Novell shall give Microdyne thirty (30) or more days prior written notice of the date of each such examination and the name of the auditor who will be conducting the examination. All information obtained by the auditor shall be maintained confidential. The foregoing notwithstanding, the auditor shall give Microdyne and Novell an examination report containing only the information necessary to indicate compliance or non-compliance with Section 4 of this Agreement and if non-compliance, the amount of such non-compliance.

7        COVENANTS AND CONDITIONS

         7.1        Novell.

                    7.1.1 Deliverables. In connection with this Agreement, Novell, upon execution of this Agreement, shall make available to Microdyne a copy of the hardware specifications and drawings, including assemblies, top assemblies, bottom assemblies and subassemblies and bills of materials as provided in Exhibit A, and approved vendor lists, vendor part numbers and vendor releases which Novell has and deems useful and necessary in the manufacture and maintenance of the Products.



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                    7.1.2      Training.  Novell will provide initial training
                               to Microdyne in accordance with Exhibit A. Upon request, Novell will provide additional training to Microdyne per trainer day at the rate of $1,500.00.

                    7.1.3 Support. Engineering support from Novell will be available on an "as-needed" basis, subject to reasonable Novell engineering support constraints. Novell engineering support will be made available to Microdyne on a time and material basis, such to be charged at Novell's standard rates.

                    7.1.4 Marketing. Novell agrees to include the Products in Novell's U.S. retain packaged products corporate price list by a Novell or Microdyne part number, as mutually agreed upon by the parties. Novell also agrees to include a reference to a single Microdyne telephone number where interested parties may place orders with Microdyne. Except as specifically stated in this Section, Novell shall have no responsibility for manufacturing, order entry, order processing, marketing, fulfillment, shipping or distribution with respect to the Products offered by Microdyne.

         7.2        Microdyne.

                    7.2.1 Product Notices. Microdyne agrees that its packaging (containers) and any advertisements or materials relating to the distribution of the Products shall contain language, clearly and conspicuously placed, identifying Microdyne as the manufacturer of the Products. In addition, Microdyne shall not remove any copyright notices contained in, or displayed by, the Software.

                    7.2.2 Manufacturing. In manufacturing the Products, Microdyne agrees to use parts that have been obtained from Novell approved vendors.
                               Microdyne may request the approval by Novell of additional vendors. Novell agrees to reasonably consider Microdyne's reasonable vendor approval requests.

                    7.2.3 Support. Microdyne shall be responsible for providing all support for the Products sold by Microdyne. Such support shall include competent technical advisory support for the





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                               Products to all End Users.  In the event
                               Microdyne identifies a priority 1 bug in the Software (one that causes the network connection to become inoperable), Microdyne agrees to promptly inform Novell of the condition and to provide an update of the Software to Novell when it is released from Microdyne's SSQA.

                    7.2.4 Business Conduct. Microdyne agrees (i) to conduct business in a manner which reflects favorably at all times on the products, goodwill and reputation of Novell; (ii) to avoid deception, misleading or unethical practices which are or might be detrimental to Novell or its products; and (iii) to make no false or misleading representations with regard to Novell or its products.

                    7.2.5 Quality Assurance. Microdyne agrees to maintain a high quality standard in manufacturing the Products, and, from time to time upon Novell's request, agrees to provide a reasonable number of samples of the Products for Novell to inspect.

8        PRODUCT DEVELOPMENT.

         8.1 Hardware. Novell, in the vent that it updates the hardware design on the Products, agrees to provide Microdyne details concerning such updates within thirty (30) days of the date such updates within thirty (30) days of the date such updates were made. Microdyne agrees to implement such updates within a reasonable period of time. Microdyne shall solely be responsible for providing such updates to its installed base.

         8.2 Software. Novell may update the Software to incorporate bug fixes and adapt the Software to new systems. Novell, if an update is made, agrees to provide Microdyne details concerning such update and to provide Microdyne with a copy of such update within thirty (30) days of the date such update is released by Novell. Microdyne agrees to implement such update within a reasonable period of time. Microdyne shall solely be responsible for providing such update to its installed base.





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9        INTELLECTUAL PROPERTY RIGHTS, INDEMNIFICATION

         9.1 Indemnification. Novell shall indemnify, defend and hold Microdyne harmless from any and all damages, liabilities, costs and expenses incurred by Microdyne as a result of any claims, judgments or adjudication against Microdyne that the Products infringe any patent, or copyright or trade secret, provide: (i) Microdyne shall promptly notify Novell in writing of such claim; (ii) Novell shall have the sole control of the defense of any such action and all negotiations for its settlement and compromise.

         9.2 Actual or Potential Infringement. Should the Product, or the operation thereof, become, or in Novell's opinion be likely to become, the subject of infringement of a United States patent or copyright, Microdyne shall permit Novell, at its option and expense, either to procure for Microdyne the right to continue using such Product, to replace or modify the same so that it becomes non-infringing.

         9.3 Disclaimer. THE ABOVE STATES THE ENTIRE LIABILITY OF NOVELL WITH RESPECT TO INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS OR ANY OTHER FORM OF INTELLECTUAL PROPERTY BY ANY PRODUCTS SUPPLIED BY NOVELL.

         9.4 Ownership. Except as otherwise as provided below, Novell shall retain all title and ownership of all intellectual property rights; all Software; all filmware; all master diskettes; all manuals; all copies of Software, master diskettes, manuals and related materials produced by Microdyne' and all modification to and derivative works of the Products and Software made by Microdyne, Novell or any third party. Novell does not transfer any portion of such title and ownership, or any of the goodwill associated therewith, to Microdyne; and this Agreement shall not be construed to grant Microdyne any right or License, whether by implication, estoppel or otherwise, except as expressly provided herein. The foregoing notwithstanding, Microdyne shall retain ownership of derivative works of the Products and Software to the extent that the derivative works are based upon a controller chipset other than the chipsets incorporated into the Products and subsequent revisions thereof or the SNIC chipset. In the event that Microdyne develops a derivative work of which it retains ownership under the preceding sentence, hereby grants Microdyne a fully paid-up, royalty fee, non-exclusive world-wide license to u se,





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                                   Page 14

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NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
--------------------------------------------------------------------------------

                    enhance, modify, improve, manufacture, support, distribute and/or maintain such derivative work of the Products.

         9.5 Confidentiality. Each party receiving Confidential Information hereunder agrees (i) that it will not disclose such Confidential Information to any other person, firm or corporation, except as provided in this Agreement and shall use the same degree of care to avoid publication or use of Confidential Information as it employees with respect to its own Proprietary Information (ii) not to consider itself to be a member of the general public for the purpose of receiving the proposed disclosure of the Confidential Information and to hold the disclosure of Confidential Information in confidence, disclosing to its employees Confidential Information in confidence, disclosing to its employees Confidential Information only to the extent necessary to fulfill the intent and terms of this Agreement, (iii) not to use or exploit Confidential Information for the benefit of itself or any third party, and to make only such use of the confidential Information as specifically authorized by this Agreement, (iv) that no license under any patent, trade secret, or copyright, now or hereafter obtained is granted, agreed to be granted, or implied by either this Agreement or the disclosure of the Confidential Information, (v) to the extent necessary, to protect the disclosing party's right by having appropriate written agreements with its employees whose services it may require sufficient to enable it to comply with all the terms of this Agreement, and (vi) not to copy or duplicate any material containing Confidential Information except as necessary to accomplish the purposes of this Agreement. Upon termination of this Agreement, each party agrees to return all materials containing Confidential Information which have been provided pursuant to this Agreement upon termination of this Agreement.

10       WARRANTIES.

         10.1 Errors and Specific Regulations. NOVELL DOES NOT WARRANT THAT PRODUCTS FURNISHED HEREUNDER WILL BE FREE FROM ERRORS OR WILL MEET MICRODYNE'S SPECIFIC REQUIREMENTS. In the event that Microdyne, during the term of the Agreement, is required to replace the Products because of design defect in the Products as delivered by Novell, Novell agrees to grant Microdyne a credit against future royalties for each defective Product replaced. Microdyne and its end users assumes complete responsibility for





--------------------------------------------------------------------------------
                                   Page 15

NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
--------------------------------------------------------------------------------

                    decisions made or actions taken based on information obtained using the Products. Any statements made concerning the utility of the Products are NOT to be construed as expressed or implied warranties.

         10.2 Disclaimer. NOVELL EXPRESSLY DISCLAIMS ALL WARRANTIES EXCEPT THE LIMITED WARRANTY SET FORTH ABOVE INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NOVELL WILL NOT BE LIABLE TO MICRODYNE OR ANY THIRD PARTY FOR ANY DAMAGES INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOST SAVINGS OR OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE SUCH PRODUCT, EVEN IF NOVELL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         10.3 Limited Liability. IN NO EVENT SHALL ANY LIABILITY OF NOVELL EXCEED IN THE AGGREGATE THE SUM OF ROYALTIES PAID TO NOVELL BY MICRODYNE.

11       DEFAULT/TERMINATION.

         11.1 Right to Terminate. In addition to any other rights or remedies that Novell may be entitled to under this Agreement or at law or equity,may terminate this Agreement upon default.

         11.2       Default.  The following are events of default:

                    11.2.1 Failure to Pay or Breach. If Microdyne is in default of any payment obligations hereunder and such default continues for ten (10) days following receipt of written notice from Novell, or, if Microdyne is in default continues for thirty (30) days following receipt of written notice.

                    11.2.2 Change of Ownership. If Microdyne is dissolved; or attempts to assign this Agreement or any of its rights hereunder in violation of Section
                               11.6. The foregoing notwithstanding, a public offering of Microdyne common stock through which Microdyne becomes a publicly traded corporation shall not constitute an event of default under this subsection.





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                                   Page 16

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NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
--------------------------------------------------------------------------------

                    11.2.3 Insolvency, Assignment, or Bankruptcy. If Microdyne becomes insolvent, files or has filed against it a petition under any Bankruptcy Law (which, if involuntary, is unresolved after sixty days), proposes any dissolution, liquidation, composition, financial reorganization or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver trustee, custodian or similar agent is appointed or takes possession with respect to any property or business of Microdyne.

         11.3 Acceleration of Payment. Upon termination of this Agreement for cause, the due dates of all outstanding invoices to Microdyne for Products and Software will automatically be accelerated so that they become due and payable on the effective date of termination, even if longer terms had been provided previously. All orders or portions thereof remaining unshipped as of the effective date of such termination shall automatically be cancelled.

         11.4 Termination of Convenience. Neither party may terminate this Agreement until 180 days after the Effective Date. Thereafter, either party may terminate this Agreement solely for convenience upon 180 days prior written notice.

         11.5 Effect of Termination on Obligations. Termination of this Agreement shall not affect any of Microdyne's pre-termination obligations hereunder and any such termination is without prejudice to the enforcement of any undischarged obligations existing at the time of termination. The obligations and covenants of Sections 2, 3.3, 3.4, 4, 5, 6.21., 6.22., 6.23, 9.9, 10.6, 10.8 and 11,
                    to the extent applicable, shall continue beyond termination of this Agreement.

         11.6 Irreparable Injury and Injunctive Relief. Microdyne acknowledges that the violation of any provision of this Agreement concerning intellectual property, copyright and/or trademark protection, and/or product distribution constitutes irreparable injury, and therefore, grants to Novell a right of temporary, preliminary and permanent injunctive relief in order to prevent further injury.

         11.7 Return of Technology. Upon termination of this Agreement and receipt of a written request from Novell. Microdyne shall return at its expense any and all documents referred to in Sections 7.1.1 and 9.5






--------------------------------------------------------------------------------
                                   Page 17

NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
--------------------------------------------------------------------------------

                    and shall destroy any copies of such documents or any other media containing any of Novell's trade secrets and know how.

         11.8 Cessation of Licenses. Upon termination of this Agreement, Microdyne shall immediately cease to manufacture and sell the Products and all rights granted hereunder to Microdyne shall immediately and automatically revert to Novell.

12       GENERAL PROVISIONS.

         12.1 Force Majeure. If either party shall be prevented from performing any portion of the Agreement (except the payment of money) by causes beyond its control, including labor disputes, civil commotion, war, governmental regulations or controls, casualty, inability to obtain materials or services or acts of God, such defaulting party shall be excused from performance for the period of the delay and for a reasonable time thereafter.

         12.2 Jurisdiction. This Agreement shall in all respects be governed by and interpreted in accordance with the laws of the State of Utah, without regard to the laws of Utah governing conflicts of law. IN addition, the parties expressly agree that exclusive jurisdiction and venue of any claims arising under this Agreement shall be vested in the courts of competent jurisdiction of the State of Utah.

         12.3 Survival of Terms. The provisions of the Agreement which by their nature extend beyond the expiration or termination of the Agreement will survive and remain in effect until all obligations are satisfied.

         12.4 Waiver. No waiver of any right or remedy on one occasion by either party shall be deemed a waiver of such right or remedy on any other occasion.

         12.5 Superior Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions, agreements and understandings as to the subject matter, including any agreements the parties have executed concerning the Products, and neither of the parties shall be bound by an conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein, or in any prior existing written agreement




--------------------------------------------------------------------------------

NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
--------------------------------------------------------------------------------

                    between the parties, or as duly set forth on or subsequent to the effective date hereof in writing and signed by a proper and duly authorized representative of the party to be bound thereby. The foregoing notwithstanding, the agreement executed between the parties relative to NE3200 network interface cards shall remain in effect pursuant to its terms and conditions. No provision appearing on any form originated by either party shall be applicable unless such provision is expressly accepted in writing by the other party.

         12.6 Assignment. The Agreement is not assignable by either party, in whole or in part, without the other party's prior written consent except to a successor in interest of all or substantially all of the assets or business of a party hereto. Notwithstanding, neither party shall unreasonably withhold consent to an assignment of the Agreement or any part of the Agreement to a parent, subsidiary or affiliate. Any attempted assignment without written consent shall be null and void.

         12.7 Notice. Unless otherwise agreed to by the parties, all notices required under the Agreement (except those relating to product pricing, changes and upgrades) shall be deemed effective when received and made in writing by either (i) registered mail, (ii) certified mail, return receipt requested, or (iii) overnight mail, addressed and sent to the address first above written and to the attention of the party executing the Agreement or that person's successor, or (iv) by telephone facsimile transfer appropriately directed to the attention of the party executing the Agreement or that person's successor. Notices given pursuant to this Section 12.7 shall not be effective on either Party unless a copy of the notice is delivered to the office of General Counsel of the Party being served.

         12.8 Severability. If any provision of the Agreement is held invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and shall be construed giving in accordance with the intent of the severed provisions.

         12.9 Independent Contractors. Microdyne acknowledges that both parties to the Agreement are independent contractors and that Microdyne will not, except in accordance with the Agreement, represent itself as an agent or legal representative of Novell.





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                                   Page 19

NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
--------------------------------------------------------------------------------

         12.10 Compliance with Laws. Microdyne shall comply, at Microdyne's own expense, with all statutes, regulations, rules, ordinances, and orders of any governmental body, department or agency which apply to or result from Microdyne's obligations under the Agreement. Microdyne hereby agrees that it and its subsidiaries and affiliates do not intend and will not knowingly, without prior written consent, if required, of the office of Export Administration of the U.S. Department of Commerce, Washington, D.C. 20230, export or transmit directly or indirectly any of the Products to Afghanistan, the Peoples Republic of China, or to any group Q, S, W, Y or Z country specified in of the Export Administration Regulations issued by the U.S. Department of Commerce or to any country to which such transmission is restricted by applicable regulations or statute.

         IN WITNESS WHEREOF the parties have entered into this Agreement to take effect on the date executed by Novell.


MICRODYNE, INC.                            NOVELL, INC.


Signature /s/Ralph Mason                   Signature /s/ David Preston Owen
         ----------------------                     ---------------------------------

Print Name Ralph Mason                     Print Name       David Preston Owen
          ---------------------                      --------------------------------

Print Title Vice President of Sales        Print Title      Vice President Engineering
           ------------------------                   --------------------------------

Date     31 July, 1992                     Date 31 July, 1992
    ---------------------------------          --------------------------------------










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                                   Page 20

NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
--------------------------------------------------------------------------------

                                   EXHIBIT A


                                  DELIVERABLES


Technology for manufacturing the Products ...

including:

Schematics, Bill of Materials, Machine Readable Manuals, EPROM master, film, gorber tape, master driver diskette with the latest version at the time of contract.

Master Source copy of the drivers for:

                          NE1000
                          NE1500T
                          NE2000
                          NE2000T
                          NE2100
                          N32000 (Already Provided)


Notes:              1)    Microdyne will have to obtain the Ethernet
                          manufacturer's identification code from EEE.






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                                   Page 21

NOVELL CONFIDENTIAL                                           EXECUTION ORIGINAL
--------------------------------------------------------------------------------

                                   EXHIBIT B

                                  NOVELL MARKS



Novell
Novell Logotype
Novell Tigers Teeth Logotype
NE1000
NE1500T
NE2100
NE3200
Netware






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